NEWS RELEASE ©2021 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: John O. Ambler Vice President Corporate Communications T – (412) 433-2407 E – joambler@uss.com Kevin Lewis Vice President Investor Relations T – (412) 433-6935 E – klewis@uss.com FOR IMMEDIATE RELEASE United States Steel Corporation Provides Second Quarter 2021 Guidance PITTSBURGH, June 17, 2021 – United States Steel Corporation (NYSE: X) today provided second quarter 2021 guidance. Second quarter 2021 adjusted EBITDA is expected to be approximately $1.2 billion. Second quarter 2021 adjusted net income is expected to be approximately $880 million and excludes impacts primarily related to certain restructuring and asset impairment charges. The Company expects second quarter 2021 adjusted diluted earnings per share to be approximately $3.08. “Higher steel prices and strong flat-rolled steel demand coupled with well-run operations are expected to deliver adjusted EBITDA that more than doubles our first quarter performance,” commented U. S. Steel President and Chief Executive Officer David B. Burritt. “Continued strong demand and low steel inventories are empowering today’s ongoing market improvements. These market fundamentals are showing no signs of slowing down and have us increasingly confident of another strong year in 2022.” Burritt continued, "As a result, we recently announced a new sustainable non-grain oriented electrical steel line investment at Big River Steel. This technologically advanced electrical steel line is expected to be funded by cash generated from Big River Steel’s robust profitability and cash flow. We continue to evaluate opportunities to accelerate our transition to a Best for AllSM future while executing our near-term priority to strengthen our balance sheet.”

©2021 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com U. S. Steel to Fully Redeem Senior Notes Due 2025 U. S. Steel notified the trustee that it has elected to fully redeem and pay the approximately $718 million aggregate principal amount of its outstanding 6.875% Senior Notes due 2025 (the “Notes”). Pursuant to the indenture, the Notes will be redeemed with cash on hand at a price equal to 101.719% of the principal amount, plus accrued and unpaid interest to, but excluding, the redemption date of August 15, 2021. Today’s announcement is in addition to the aggregate principal debt repayment of approximately $1.5 billion year to date, excluding the impact of the Big River Steel debt assumed in connection with the acquisition. Adjusted EBITDA Commentary The Flat-rolled segment is expected to generate more than double first quarter’s EBITDA. Higher steel selling prices continue to be reflected in our adjustable contracts and spot selling prices. Additionally, the absence of seasonal mining headwinds from the first quarter are also expected to contribute to higher EBITDA performance, quarter-over-quarter. The Mini Mill segment is expected to exceed first quarter’s already industry leading EAF-based performance. Improved efficiencies from a fully ramped Phase 2 expansion and higher steel selling prices are expected to contribute to record setting EBITDA margins for the segment. Continued strong demand in our European segment and higher steel prices are expected to deliver increased EBITDA performance compared to the first quarter. Higher raw material costs, particularly for iron ore, and increasing costs for emission allowances are expected to be a continued headwind. In Tubular, market conditions are steadily improving. Oil and natural gas rigs are coming back on- line supported by higher oil and natural gas prices. This is starting to move pipe inventory within the supply chain and increase customer demand for new product. We expect near breakeven EBITDA performance in the second quarter aided by increased customer activity, higher selling prices, and improved cost performance as we begin consuming more internally produced rounds from the Fairfield electric arc furnace.

©2021 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Forward-Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, the integration of Big River Steel in our existing business, business strategies related to the combined business, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward- looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward- looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward- looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.

©2021 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance 2Q 2021 Projected net earnings attributable to United States Steel Corporation included in guidance $ 815 Estimated income tax provision 70 Estimated net interest and other financial costs 45 Estimated depreciation, depletion, and amortization 205 Projected EBITDA included in guidance $ 1,135 Estimated second quarter adjustments 65 Projected adjusted EBITDA included in guidance $ 1,200 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET EARNINGS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Earnings Attributable to U. S. Steel Included in Guidance 2Q 2021 Projected net earnings attributable to United States Steel Corporation included in guidance $ 815 Estimated second quarter adjustments 65 Projected adjusted net earnings attributable to United States Steel Corporation included in guidance $ 880 Reconciliation to Projected Adjusted Diluted Net Earnings Per Share Included in Guidance 2Q 2021 Projected diluted net earnings per share included in guidance $ 2.85 Estimated second quarter adjustments 0.23 Projected adjusted diluted net earnings per share included in guidance $ 3.08 Note: The tax provision for the second quarter of 2021 assumes that domestic deferred tax assets remain subject to a full valuation allowance. Potential changes to this position remain subject to further review on a quarterly basis.

©2021 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Note Regarding Non-GAAP Financial Measures We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non- GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA are non- GAAP measures that exclude certain restructuring and asset impairment charges that are not part of the Company's core operations. We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding certain restructuring and asset impairment charges that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. ### 2021 - 028 Founded in 1901, United States Steel Corporation is a leading steel producer. Together with its subsidiary Big River Steel and an unwavering focus on safety, the company’s customer-centric Best for AllSM strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers,

©2021 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 26.2 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.